SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        MARCH 9, 2005
                                                   -----------------------

                       ANCHOR GLASS CONTAINER CORPORATION
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

               0-23359                               59-3417812
     ---------------------------         ------------------------------------
      (Commission File Number)           (I.R.S. Employer Identification No.)


     ONE ANCHOR PLAZA, 4343 ANCHOR PLAZA PARKWAY, TAMPA, FLORIDA 33634-7513
     ----------------------------------------------------------------------
               (Address of Principal Executive Offices)   (Zip Code)

                                 (813) 884-0000
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [   ]     Written communications pursuant to Rule 425 under the
              Securities Act (17 CFR 230.425)

    [   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
              Act (17 CFR 240.14a-12)

    [   ]     Pre-commencement communications pursuant to Rule 14d-2(b)
              under the Exchange Act (17 CFR 240.14d-2(b))

    [   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

          On March 9, 2005, Anchor Glass Container Corporation (the "Registrant") entered into a two-year employment agreement (the "Employment Agreement") with Peter T. Reno, its Vice President and Interim Chief Financial Officer. Pursuant to the agreement, Mr. Reno will serve as Vice President of the Registrant, for which he will continue to receive his current base salary of $200,000. Mr. Reno will also receive a one-time lump sum payment of $50,000 for his prospective service through December 31, 2005 as a member of the Registrant's interim Operating Committee (discussed in Item 5.02 below) and $100,000 over six months as a one-time compensation adjustment in consideration of the services he has performed and will perform as Interim Chief Financial Officer. Mr. Reno has been acting as Chief Financial Officer since August 5, 2004. If the Registrant terminates Mr. Reno's employment without Cause or if Mr. Reno terminates his employment for Good Reason, as such terms are defined in the Employment Agreement, the Registrant will pay Mr. Reno the remainder of the salary payments he would have received had his employment continued through the end of the term of his Employment Agreement in one lump sum payment within ten
(10) business days of the date of termination. The Employment Agreement also contains non-competition and non-solicitation covenants that apply during the term of the Employment Agreement and for one year after a termination by the Registrant with Cause. A copy of the Employment Agreement is attached hereto as
Exhibit 10.1 and its terms and conditions are incorporated by reference hereto.

          On March 9, 2005, the Registrant entered into a letter agreement (the "Letter Agreement") with Richard A. Kabaker, whereby the Registrant agreed to pay Mr. Kabaker his current annual base salary of $200,000 per year through the first anniversary of the Letter Agreement in the event that Mr. Kabaker's employment is terminated by the Registrant without Cause or by Mr. Kabaker for Good Reason, as such terms are defined in the Letter Agreement. The Letter Agreement also provides that Mr. Kabaker will serve as a member of the Registrant's interim Operating Committee, for which he will receive a one-time lump sum payment of $50,000 for services through December 31, 2005. A copy of the Letter Agreement is attached hereto as Exhibit 10.2 and its terms and conditions are incorporated by reference hereto.

          On March 9, 2005, the Registrant entered into an Agreement to Amend the Employment Agreement (the "Amendment") with Roger L. Erb. The Amendment changes Mr. Erb's title to Chief Technology Officer, extends the term of his employment until August 30, 2007 and reflects his current annual salary of $300,000. In addition, the Amendment provides that Mr. Erb will serve as a member of the Registrant's interim Operating Committee for which he will receive a one-time lump sum payment of $50,000 for services through December 31, 2005.
A copy of the Amendment is attached hereto as Exhibit 10.3 and its terms and conditions are incorporated by reference hereto.

          On March 9, 2005, the Registrant entered into a Consulting Services Agreement and General Release (the "Consulting Services Agreement") with Darrin
J. Campbell. Under the Consulting Services Agreement, Mr. Campbell will resign his position as Chief Executive Officer of the Registrant effective March 31, 2005 and commence providing consulting services to the Registrant on April 1, 2005 through the period ending on December 31, 2005. During the term of the Consulting Services Agreement, the Registrant will pay Mr. Campbell an aggregate of $350,000 payable in nine substantially equal monthly installments. The Consulting Services Agreement contains non-competition and non-solicitation covenants that apply during the term of the Consulting Services Agreement. If the consulting services of Mr. Campbell terminate for any reason other than a Termination for Cause, as this term is defined in the Consulting Services Agreement, the Registrant will continue to pay Mr. Campbell the monthly consulting fees until the expiration of the term of the Consulting Services Agreement. A copy of the Consulting


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Services Agreement is attached hereto as Exhibit 10.4 and its terms and conditions are incorporated by reference herein.

          The information set forth in Item 5.02 below is hereby incorporated by reference into this Item 1.01.

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

          The information set forth in Item 5.02 below is hereby incorporated by reference into this Item 1.02.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          On March 10, 2005, the Registrant announced that Darrin J. Campbell had resigned as its Chief Executive Officer and a director, effective March 31, 2005.

          Anchor's Board of Directors (the "Board") has retained the search firm of Heidrick & Struggles in connection with the selection of a new chief executive officer. The search is being led by Carlton Donaway, the Chairman of the Board. In addition, the Board is continuing its search for a permanent chief financial officer. A copy of the Consulting Agreement is attached hereto as
Exhibit 10.4 and its terms and conditions are incorporated by reference hereto.

          On March 10, 2005, Anchor's Board appointed an interim Operating Committee to manage the day-to-day operations of the Company following the effective date of Mr. Campbell's resignation until a replacement for Mr. Campbell is selected. The members of the Operating Committee are Mr. Reno, Mr. Kabaker and Mr. Erb. The Operating Committee will be led by Mr. Reno and report to the Board through Mr. Donaway.

          A copy of the press release announcing Mr. Campbell's resignation and the appointment of an interim Operating Committee is attached hereto as Exhibit 99.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

            The following exhibit is filed herewith:

            10.1 Employment Agreement, dated March 9, 2005, by and between Registrant and Peter T. Reno

            10.2 Letter Agreement, dated March 9, 2005, by and between Registrant and Richard A. Kabaker, Esq.

            10.3 Agreement to Amend the Employment Agreement, dated March 9, 2004, by and between the Registrant and Roger L. Erb.

            10.4 Consulting Services Agreement and General Release, dated March 9, 2005, by and between Registrant and Darrin J. Campbell

            99.1  Press Release, dated March 9, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ANCHOR GLASS CONTAINER CORPORATION


                                        /s/ Peter T. Reno
                                 -------------------------------------------
                                 Name:  Peter T. Reno
                                 Title: Vice President and
                                        Interim Chief Financial Officer
                                        (Principal Financial Officer and
                                        Duly Authorized Officer)


Date: March 11, 2005